DELAWARE GROUP® EQUITY FUNDS IV

Delaware Smid Cap Growth Fund (the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, Class R, and Institutional Class
Statutory Prospectus dated January 28, 2014

The following replaces the information in the section entitled “Fund summary – Who manages the Fund? – Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Sub-advisor

Jackson Square Partners, LLC (JSP)

Portfolio managers	Title with JSP	Start date on the Fund
Christopher J. Bonavico, CFA	Portfolio Manager, Equity Analyst	January 2010
Kenneth F. Broad, CFA	Portfolio Manager, Equity Analyst	January 2010

The following replaces the information in the section entitled “Who manages the Fund – Investment manager”:

Sub-advisor

Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, CA 94111, is the sub-advisor to the Fund. JSP, a Delaware limited liability company, is a joint venture between Delaware Investments Advisers Partner, Inc., an affiliate of the Manager, and California Street Partners, LLC, a Delaware limited liability company owned by certain JSP personnel. As of May 1, 2014, JSP manages over $25 billion in assets, including mutual funds, separate accounts and other investment vehicles. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services with JSP. The Manager has entered into a separate sub-advisory agreement with JSP and compensates JSP out of the investment advisory fees it receives from the Fund.

The following replaces the information in the section entitled “Who manages the Fund – Portfolio managers”:

Portfolio managers

The portfolio managers share responsibility for making day-to-day investment decisions for the Fund.

Christopher J. Bonavico, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Christopher J. Bonavico became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA, Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC
Kenneth F. Broad became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Fund shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2014.